UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Amendment No. 1)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ZAGG INC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1).       Title of each class of securities to which transaction applies: _________________________________________________________

(2).       Aggregate number of securities to which transaction applies:_________________________________________________________

(3).       Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _________________________________________________________
__________________________________________________________________________________________________________

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)       Date Filed: _________________________________________________________________________________________________

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on June 9, 2016.

Meeting Information
ZAGG INC
		Meeting Type:		Annual Meeting
		For holders as of:		April 15, 2016
		Date:	June 9, 2016	Time:	9:00 a.m., MDT
Meeting live via the Internet-please visit
Location: www.virtualshareholdermeeting.com/ZAGG.

ZAGG INC

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/ZAGG and be sure to have the information that is printed in the box marked by the arrow è | XXXX XXXX XXXX XXXX |

910 W. LEGACY CENTER DR.,
STE. 500
MIDVALE, UT 84047

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

——	Before You Vote	——
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NoTICE AND PROXY STATEMENT Annual Report
How to View Online:
Have the information that is printed in the box marked by the arrow	è | XXXX XXXX XXXX XXXX |
(located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è | XXXX XXXX XXXX XXXX | (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 26, 2016 to facilitate timely delivery.

——	How To Vote	——
Please Choose One of the Following Voting Methods

Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è | XXXX XXXX XXXX XXXX |
During The Meeting:

Go to www.virtualshareholdermeeting.com/ZAGG. Have the information that is printed in the box marked by the arrow è | XXXX XXXX XXXX XXXX | (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR the following proposals:

1.	Election of Directors
Nominees
1a.	Randall L. Hales	1b.	Chery Larabee	1c.	E. Todd Heiner	1d.	Daniel R. Maurer	1e.	P. Scott Stubbs

2.	Ratification of the appointment of KPMG LLP as independent registered public accounting firm for the Company.

3.	To provide advisory approval of the compensation of our named executive officers.

4.	Approval of the change of the Company's state of incorporation from Nevada to Delaware.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.